UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 23, 2006
                               -------------------

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        0-13393                                             36-3183870
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(Commission File Number)                       (IRS Employer Identification No.)


 501 Seventh Street, Rockford, Illinois                     61104
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

AMCORE Financial, Inc. (the "Company" or "AMCORE") has entered into a Transitional Compensation Agreement (the "Agreement") with Donald H. Wilson, Executive Vice President and Chief Financial Officer, which was signed on February 23, 2006 and is effective as of February 6, 2006. A copy of the Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference. Mr. Wilson was appointed Executive Vice President and Chief Financial Officer on January 30, 2006, as previously reported on a Current Report on Form 8-K.

The Agreement provides that if, during the three-year period following a change of control of the Company (as defined in the Agreement), Mr. Wilson's employment is ended through (1) termination by the Company without cause (as defined in the Agreement) or (2) termination by Mr. Wilson for good reason (as defined in the Agreement) based upon a breach of the Agreement by the Company or a significant adverse change in Mr. Wilson's responsibilities, compensation or benefits, then a termination payment will be made to Mr. Wilson. The Agreement provides that such payment will equal three times the sum of Mr. Wilson's then-current annual salary and annual bonus. In addition, the Agreement provides that, if any portion of the termination payment is subject to an excise tax as an excess parachute payment, as defined in the Internal Revenue Code Section 4999, the Company shall pay Mr. Wilson the amount necessary to offset the excise tax and any applicable taxes on this additional payment. Additional provisions provide for the continuation, for three years after termination, of welfare and other benefits to Mr. Wilson and his family unless termination is for cause. Upon a change of control of the Company, Mr. Wilson is entitled to a lump sum cash payment equivalent to the present value of the projected benefits under certain supplemental retirement plans. Mr. Wilson is also subject to a non-compete agreement that continues in existence while he serves as an executive officer of the Company and for one year following the termination of his employment with the Company, any successor thereto, and its or their subsidiaries.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.    Description

10.1 Transitional Compensation Agreement, dated February 6, 2006, between AMCORE Financial, Inc. and Donald H. Wilson

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: February 24, 2006          AMCORE Financial, Inc.

                                 (Registrant)







                                 /s/  Kenneth E. Edge
                                 -----------------------------------------------
                                 Kenneth E. Edge
                                 Chairman, President and Chief Executive Officer (Duly authorized officer of the registrant and principal executive officer)









                                  EXHIBIT INDEX

Exhibit No.    Description

10.1 Transitional Compensation Agreement, dated February 6, 2006, between AMCORE Financial, Inc. and Donald H. Wilson